Exhibit 99.1
NYSE American: TMBR Corporate Overview February 2023

NYSE American: TMBR Safe Harbor Statement 2 Certain statements contained in this PowerPoint presentation describing Timber’s technology and development program, including, without limitation, statements containing the words “expects,” “anticipates,” “believes,” and words of similar import, constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 .. These forward - looking statements are subject to various risks and uncertainties that could cause actual future results and events to differ materially from those currently anticipated, including risks discussed in Timber’s most recent Annual Report on Form 10 - K and any subsequent filings with the Securities and Exchange Commission .. Potential investors are cautioned not to place undue reliance on these forward - looking statements ..

NYSE American: TMBR 3 Timber Pharmaceuticals is a specialty pharmaceutical company devoted to transforming the lives of patients with rare, high impact dermatologic diseases by utilizing advanced translational science ..

NYSE American: TMBR Timber Business Strategy in Rare Dermatologic Diseases 4 Focused on Orphan Drug Indications and Leveraging the 505(b)(2) pathway • Timber can be first to market by pursuing conditions for which there are no current FDA approved treatments • Requires potentially smaller and less costly drug trials with greater flexibility from the FDA • Orphan Drug Market Exclusivity limits additional market entrants • 7 years in U.S., 10 years in E.U. and Japan • Bypasses Phase 1 trials by utilizing proven drugs and mechanisms of action • Safety and efficacy already established in the referenced drug • Can immediately begin Phase 2 studies • Potentially mitigates risk from a CMC, Safety and clinical development standpoint • Greater flexibility from the FDA Why Orphan Drugs? Why Leverage the 505(b)(2) Pathway?

NYSE American: TMBR Investment Highlights 5 • Positioning to become a leading rare disease dermatology company with a focus on rare and orphan dermatologic diseases, led by a management team with a proven track record in development and commercialization • Lead product candidate TMB - 001 has achieved multiple FDA Milestones • Breakthrough therapy status received in May 2022; Fast track designation awarded in April 2022 • EU Orphan Drug Designation (ODD) for ARCI granted and ODD for X - linked filed October 2022 • Phase 3 ASCEND study initiated in June 2022 • Patient recruitment proceeding in line with Company expectations • Phase 2b CONTROL study completed in October 2021, and positive data was published in the Journal of the American Academy of Dermatology (JAAD) in Q4 2022 • Data demonstrated reduction in targeted and overall severity of CI in patients treated with topical IPEG TM TMB - 001 0.05% without significant safety concerns • Large market opportunity for TMB - 001 • U.S. market estimated at $250 million annually at peak* • Recently granted patents provide strong IP protection; additional patents pending • Additional market expansion potential in rare and/or broader dermatology indications • Lean operating model and cost structure • $11.2 million cash position as of September 30, 2022 * Based on Timber estimates

Product/Indication TMB - 001 (topical isotretinoin) Congenital ichthyosis 1 TMB - 003 ( topical Sitaxsentan ) Sclerotic skin d iseases 2 1 Indications under consideration include Darier’s Disease, Severe Acne and/or Sebaceous Hyperplasia 2 Initially to be investigated in Lichen Sclerosis; additional indications may include Localized Scleroderma, Scarring Alopecia a nd Hypertrophic/Keloid Scars BPX - 01 (topical minocycline, 2%) Acne vulgaris BPX - 04 (topical minocycline, 1%) Papulopustular rosacea Strategic Programs Non - Strategic Programs Preclinical Phase 1 Phase 2a Phase 2b Phase 3

NYSE American: TMBR 7 7 NYSE American: TMBR TMB - 001 – Topical Isotretinoin Phase 3 Program targeting Moderate to Severe Congenital Ichthyosis (CI)

NYSE American: TMBR 8 8 NYSE American: TMBR TMB - 001 – Topical Isotretinoin Phase 3 Asset targeting Moderate to Severe Congenital Ichthyosis (CI) 2017 Yale Copyright Congenital Ichthyosis is a rare disorder of keratinization affecting ~ 80,000 people in the U.S. and >1.5 million globally Quality of life is significantly affected • Skin inflammation and fragility, pruritus, fissuring and cracking of thickened skin, ectropion, anhidrosis, and in some severe cases, an increased susceptibility to infection • In Lamellar Ichthyosis, almost the whole body can be covered and the negative impact to patients' quality of life can be severe No FDA Approved treatments • There is no cure for CI. Treatment for CI focuses on managing symptoms (i.e., emollients with or without keratolytic agents) and in reducing scaling and/or skin lubrication with both systemic and topical treatments ..

NYSE American: TMBR 9 TMB - 001 - Topical Isotretinoin in CI Patented topical formulation that minimizes systemic absorption, thereby allowing for chronic treatment  Isotretinoin is well known as the most effective therapy for several skin conditions, including ichthyosis, but it is not approved for CI and is only available orally, where high dose, chronic oral therapy cannot be tolerated due to systemic toxicity  TMB - 001 utilizes patented IPEG ™ delivery system to target isotretinoin delivery to the epidermis and dermis which minimizes systemic absorption and removes irritating excipients  We believe TMB - 001 has strong market protection • Orphan exclusivity once granted - 7 years in U.S. and 10 years in E.U. and Japan • Patents awarded for formulation and method of use, additional patents pending in multiple jurisdictions Unmet Need: An efficacious and safe treatment that can be used long term to cover a large body surface area ..

NYSE American: TMBR 10  Drug Substance Safety and Efficacy • Tretinoin and Acitretin: narrower therapeutic window than isotretinoin, issues with ethanol conversion of acitretin; prolonged (2 - 3 year) hepatic storage • Isotretinoin: 5 biologically active metabolites gives broader spectrum of activity; effects outside of RXR and RAR receptors (e.g., influences cell - cycle progression, results in suppression of sebaceous gland activity, reduction of sebum production, comedogenesis , and inflammation )  Drug Product Safety and Efficacy • TMB - 001: maximize delivery of isotretinoin while minimizing systemic absorption (lower than topical tretinoin or tazarotene) • Other topical isotretinoin formulations marketed may contain ~97% ethanol; poor penetration to pathologic layers of skin • TMB - 001: 10 - fold greater penetration to dermis and epidermis without clinically significant systemic absorption • Trial studying Trifarotene ( Aklief ™ ) in CI was terminated for futility September 2021 TMB - 001 – All retinoids are not the same

NYSE American: TMBR 11 • Randomized, double - blind, placebo controlled, bilateral comparison (e.g., left arm vs. right arm) in ages 12 and up • 19 patients; area of treatment > 150 cm², each area < 6% Body Surface Area (BSA) (treatment no more than 12% BSA) • 0.1% and 0.2% strengths of TMB - 001 • Two Part Study • Part 1 (Weeks 0 - 8) – One side treated with Active, the other side treated with Vehicle • Part 2 (Weeks 8 - 12) – Both sides treated with Active TMB - 001 – Phase 2a Proof of Concept Trial in CI

NYSE American: TMBR 12 Pharmacokinetics - Phase 2a Trial • Small number of subjects • Very low systemic absorption over 90 - day study period. • Only representative of 6 - 12% BSA application; maximal use study (n=32) will require subjects demonstrate 75 - 90% BSA involvement. • Modeling supports maximal serum concentrations with TMB - 001 0.05% twice a day of 26 - 30 ng/ml (compared to 400 - 800 ng/ml for oral isotretinoin 80 mg.

TMB-001 – Phase 2b CONTROL study

CONTROL Study

Screening for eligibility ≤90 days

Eligibility criteria
- ***≥9 years of age***
- Clinical and genetic diagnosis of ARCI-LI or XLRI
- ***10%–90% BSA affected by CI***
- ≥2 (out of 4) VIIS[1] assessment areas with a scaling score ≥3

XLRI subtype | ARCI-LI subtype

Randomization 1:1:1

TMB-001 0.05% BID 12 weeks | TMB-001 0.1% BID 12 weeks | Vehicle BID 12 weeks

Primary efficacy endpoint:
- Proportion of VIIS-50* responders at Week 12

Key secondary efficacy endpoints:
- Proportion of responders with ≥2-grade IGA score reduction at Week 12
- Time to VIIS-50

Safety endpoints:
- Incidence of any local and systemic AEs
- LSRs (burning/stinging, erythema, erosions, and edema)
- Changes from baseline in vital signs
- Changes from baseline in clinical laboratory assessments

[1]Marukian NV, et al. J Invest Dermatol. 2017; 137:1834-41.

*VIIS-50 was defined as ≥50% reduction relative to baseline in the sum of scores for VIIS scaling target sites that had baseline scores ≥3.

AE, adverse event; ARCI-LI, autosomal recessive CI-lamellar ichthyosis; BID, twice daily; BSA, body surface area; CI, congenital ichthyosis; IGA, Investigator Global Assessment; LSR, local skin reaction; VIIS, Visual Index for Ichthyosis Severity; VIIS-50, ≥50% reduction in VIIS; XLRI, X-linked recessive ichthyosis.

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“They called him ‘Lizard Skin.’ Now he’s a N.J. med student confronting the condition that haunted him.” “…entered a phase 2b clinical trial by Timber Pharmaceuticals in the hopes of finding a new treatment. He said he experienced ‘almost a night and day difference after using their topical ointment’.” Article by Spencer Kent for NJ.com published 09/1/2022 “ Growing up, he knew he was different. All he had to do was look at his skin. Other kids didn’t have large, fish - like scales running up and down their limbs. Their skin didn’t itch and burn constantly. Their legs didn’t look like a cracked desert landscape. And they didn’t require globs of moisturizer just for the barest measure of relief’.”

NYSE American: TMBR 15 TMB - 001 CONTROL Study - Efficacy Per Protocol 100% of the Per Protocol Population in 0.05% dose achieved a 50% reduction in VIIS score versus 40% in the vehicle group (nominal p=.04) 100% of the Per Protocol Population in 0.05% dose achieved a 2 point reduction in IGA versus 10% in the vehicle group (nominal p=.002)

NYSE American: TMBR 16 TMB - 001 CONTROL Study - Efficacy Intent to Treat (ITT) 64% of the ITT Population in 0.05% dose achieved a 50% reduction in VIIS score versus 33% in the vehicle group (nominal p=.17) 55% of the ITT Population in 0.05% dose achieved a 2 point reduction in IGA versus. 8% in the vehicle group (nominal p=.02)

NYSE American: TMBR Baseline VIIS 4 V6 EOS VIIS 2 TMB - 001 – Phase 2b CONTROL study Lamellar Ichthyosis (TGM1) 39 year old patient - 0.05% treatment arm (responder)

NYSE American: TMBR TMB - 001 – Phase 2b CONTROL study Lamellar Ichthyosis (ALOX12B) 21 year old patient - 0.05% treatment arm (responder) EOS V6 - lower leg Baseline - lower leg

NYSE American: TMBR TMB - 001 – Phase 2b CONTROL study X - Linked Ichthyosis 54 year old patient - 0.05% treatment arm (responder) EOS V6 - right foot Baseline - right foot

NYSE American: TMBR Local Skin Reactions Four most expected skin reactions were continuously evaluated : Burning/Stinging, Erythema, Edema and Erosions TMB - 001 – Phase 2b CONTROL study Local Skin reactions • The four most expected skin reactions were continuously evaluated: Burning/Stinging, Erythema, Edema and Erosions • While present 2 weeks into treatment, severity and frequency of both Erythema and Burning/Stinging reduced over time

“He knows who he is’: Agawam’s Peyton Fleagle raises awareness for rare skin condition.” Article by Cori Urban The Republican published 12/15/2022 “..as for the trial, ‘it was like magic for Peyton,’ Fleagle continued. The first few weeks were difficult as Peyton’s skin did get worse before it got better. ‘This was because his skin had to shed all of his scales before the healthy new skin could come through,’ she explained. ‘As the scales shed, it revealed healthy, scale - free skin. By the end of the trial, Peyton looked like he did not even have ichthyosis’ ..” “His inability to sweat also means that Peyton is unable to play many sports or exercise for long periods of time. ‘Outdoor activities are hard for Peyton; we know he tires easily and can become overheated quickly,’ his mother said. Peyton avoids most outdoor activities and does not play sports.”

NYSE American: TMBR Local Skin Reactions IGA primary endpoint Induction period of QD + emollient LSR Management Ages 6 and above, X - linked and ARCI (9 different genotypes) Assessing Severity Both VIIS - 50 and IGA > 2 point improvement indicate improvement with TMB - 001; improvements in VIIS and IGA correlate well Age and Subtype No noted safety difference between adults and children. Genetic mutations (X - linked and ARCI) do not impact efficacy Safety and Efficacy Time to response and durability of response. LSRs decrease in severity and frequency with continued use. Enroll and Retain Use of eConsent, at home genetic testing, virtual visits and reimbursement for travel Compliance All patients who maintain > 80% compliance manifest better long - term results. Some with <80% compliance improve. Minimizing LSRs will increase compliance. TMB - 001 - Key Lessons learned from Phase 2b

NYSE American: TMBR First Subject Consented to the Study. Phase 3 study start Last Subject randomized Enrollment end Last Subject Last Visit Study end Database Lock and Key Endpoint Results Top - line data Final document sent from rolling submission Final NDA Submission 6 months following Priority Review (if received) PDUFA* June 2022 Sept 2023 Mar 2024 May 2024 July 2024 Jan 2025 TMB - 001 – Anticipated Regulatory Milestones to U.S. Launch *PDUFA= Prescription Drug User Fee Act

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NYSE American: TMBR ASCEND: Study Design 25 TMB - 001 – Phase 3 ASCEND study N=142 subjects (110 in main study, 32 in Maximal Use Study)

NYSE American: TMBR Key Efficacy Measurements Notable Endpoint Changes from Phase 2b Trial • FDA requirement of both scaling and fissuring sub - scores. • The differences in proportions of subjects with >4 - point improvement from baseline in Worst Itch - Quality of Life (QoL) scores at Week 12 in subjects with baseline Itch - Numeric Rating Scale (I - NRS) of ≥7 between TMB - 001 0.05% and vehicle - treated subjects. Additional analyses beyond those in Phase 2b Trial • VIIS - 50 as well as lesser levels of improvement, e.g .. VIIS - 25, IGA >1pt • Examination of potential for “late responders”, i.e .. responders beyond 12 weeks. • First study to examine ideal maintenance strategy for CI subjects and define who may benefit from QD versus BID maintenance. Key Secondary Efficacy Endpoints Comparison of proportion of subjects with IGA - scaling and fissuring scores of clear or almost clear at Week 12 between TMB - 001 0.05% and vehicle - treated subjects Assessment of IGA - scaling severity sub - scores from Baseline to Week 12 between TMB - 001 0.05% and vehicle - treated subjects. Comparison of proportion of absolute changes from Baseline in IQoL - 32 at Week 12 between TMB - 001 0.05% and vehicle - treated adult subjects. Primary Efficacy Endpoint Comparison of proportions of subjects with ≥2 - point changes from Baseline in IGA - scaling and fissuring scores in the Treatment Area at Week 12 between TMB - 001 0.05% and vehicle - treated subjects.

NYSE American: TMBR Multiple Barriers to Entry 27  Orphan exclusivity granted for all three strategic assets  Patents granted and pending globally  Trade secrets in formulation/manufacturing • Cytotoxic, requires containment, photolabile, prone to oxidation, temperature sensitivities, stability challenges, etc. TMB - 001 TMB - 003 • WO 2017/074982 A1 – Isotretinoin Formulations and Uses and Methods Thereof • 2 Patents granted in the U.S. (U.S. Patent No. 10,933,018 and U.S. Patent No. 11,471,408) • Decision of Grant in Japan and Australia • Pending applications in Canada, China, EPO, Mexico, South Korea. • Protection through at least 2035 • Freedom to Operate (FTO) complete • Further expansion planned around dosing, PK, and other methods of use • WO 2019/173215 A1 – Compositions and methods for treating cutaneous fibrosis • Pending in Australia, Brazil, Canada, China, EPO, Israel, Japan, Korea, and the U.S. • Priority date of March 2018 • WO 2019/173219 – Compositions and methods for treating pigmentation disorders • Pending in the U.S. • Priority date of March 2018 • Landscape search complete • Expansion planned around dosing, PK, and other methods of use

NYSE American: TMBR TMB - 001 – Market opportunity Key considerations Confidential Timber Pharmaceuticals, LLC 28 • Annual peak* U.S. sales conservatively estimated at $250 million for the CI indication by Year 5 • Targeted commercial approach • Target physicians focused at major academic centers • We believe that a small commercial footprint can achieve close to 100% coverage of the target group • Ability to launch at high levels of brand awareness due to organized patient advocacy group and existing registries • Dermatologists already familiar with oral Accutane® / Isotretinoin • Opportunity to offer most effective drug for CI in a safer form • Dermatologists like topical drugs due to safety and low risk of drug - to - drug interactions • Initial reimbursement analysis conducted by PRO - Spectus • “Formulary access will be swift and a formality” • Additional Payor and landscape research has been initiated in January 2023 • Initial thoughts on pricing to be dictated by volume as opposed to a high per gram/per tube price • FIRST Patient Advocacy Organization • Building of awareness and coordination amongst Key Opinion Leaders and patients • Significant role in the recruitment of patients for the development programs of Timber *Based on Timber estimates

NYSE American: TMBR 29 29 NYSE American: TMBR TMB - 003 - Topical Sitaxsentan Sclerotic Skin Diseases

NYSE American: TMBR 30 TMB - 003 Topical Sitaxsentan for Sclerotic Skin Diseases Highly Selective ET - A inhibitor  Sitaxsentan is a highly selective (6,500:1) ET - A receptor antagonist. • It was previously on the market in the E.U., Canada and Australia as an oral treatment for PAH but was voluntarily withdrawn from global market in 2010 due to risks of liver toxicity • Demonstrated benefit in cutaneous symptoms associated with connective tissue disease (CTD) in multiple case reports  TMB - 003 • Topical Sitaxsentan in development • Systemic safety concerns may be addressed via local administration • Belief in strong market protection based on: • Method of Use patents pending for conditions of cutaneous fibrosis and hyperpigmentation • Orphan Drug Designation (ODD) was granted in Systemic Sclerosis, plan to pursue additional designations in other indications • New Chemical Entity (NCE) exclusivity  Role of ET - A Inhibition  Endothelin - 1 is a potent and long - lasting vasoconstrictor and profibrotic known to play a role in skin fibrosis • Endothelin - 1 acts through two receptors, ET - A and ET - B, known to have broadly opposing functions • Hypothesized that selectively antagonizing ET - A may lead to more effective reductions in collagen production  Endothelin Receptor Antagonists are a class of drugs currently on the market (in oral form) for the treatment of Pulmonary Arterial Hypertension (PAH) • A review of the literature showed no difference in endothelin selectivity in PAH, however in the subset of PAH patients with connective tissue disease, selective ET - A inhibition was beneficial in improving 6 - minute walk measurements

NYSE American: TMBR 31 Lichen Sclerosis Rare chronic disease of vulvae and perianal areas which affects approximately 160,000 women in the U.S.*  Lichen Sclerosis affects both sexes, but is predominant in women • Prevalence 0.1 - 1.7% of women; diagnosed more by gynecologists than dermatologists • Bimodal presentation: pre - pubertal girls, post - menopausal women • Associated with other autoimmune diseases in 28% of women (e.g., morphea, autoimmune thyroiditis, alopecia areata, vitiligo, pernicious anemia)  Quality of life can be significantly affected • Disfiguring and extremely pruritic • May be precursor to squamous cell carcinoma of the vulva • Extremely painful  No FDA Approved treatments for any cutaneous symptoms in lichen sclerosis • Ultrapotent corticosteroid ointments (e.g., clobetasol) are primary therapy • 96% improvement in symptoms but only 23% of patients return to normal skin, 68% partial return to normal skin * Based on Timber estimates

NYSE American: TMBR 32 Scleroderma Rare connective tissue disorder characterized by abnormal thickening of the skin  Two potential markets: • Moderate to Severe Localized Scleroderma which generally only affects the skin • More common in children, with a prevalence of approximately 90,000 people in the U.S. • Systemic sclerosis where fibrotic changes may affect the connective tissue in the skin plus other organs • More common in adults, with a prevalence of approximately 100,000 people in the U.S.  Quality of life can be significantly affected • Disfiguring/Extremely painful • Can cover joints and cause pain, affect movement / mobility, etc.  No FDA Approved treatments for any cutaneous symptoms in scleroderma • Off - label therapies have significant side effects and rarely lead to benefit • Bosentan ( Tracleer ®), a non - selective endothelin receptor antagonist approved in the E.U. for reducing the number of new digital ulcers in patients with systemic sclerosis and ongoing digital ulcer disease Ref: Progressive CutaneoU.S .. Scleroderma | Consultant360

NYSE American: TMBR John Koconis, MBA, Chairman and CEO • Seasoned Pharmaceutical executive with over 25 years experience leading successful teams in global markets and having launche d multiple market leading products in Dermatology • President & CEO of LEO Pharma (U.S.), established a market leading dermatology company with focus on Psoriasis and AK • Global Lead for Dermatology and Respiratory Disease at Sanofi Genzyme, led the Global launch of Dupilumab in AD • EVP & CCO at Castle Creek Pharmaceuticals, built a rare/orphan dermatology company with a focus on EBS Alan Mendelsohn, MD, CMO • Board certified in Pediatrics and Pediatric Cardiology with strong management skills and over 20 years of drug development a nd medical affairs experience in major pharmaceutical companies • Associate Vice President of Dermatology Medical Affairs at Sun Pharma, focused on the post - clinical development of Tildrakizumab (ILUMYA), an IL - 23p19 inhibitor for patients with moderate to severe plaque psoriasis • Senior Director, Rheumatology Team Leader, U.S. Medical Affairs at Pfizer leading the U.S. organization in supporting the p re - launch and launch medical activities for Xeljanz (tofacitinib) • Senior Director of Immunology R&D at Johnson & Johnson/Janssen) in Phase 2/3 clinical trial development for multiple biologic ag ents targeting rheumatoid arthritis and psoriatic arthritis • Authored or co - authored over 200 peer reviewed abstracts and manuscripts in the areas of dermatology, rheumatology and cardiolog y Leadership Team 33

Leadership Team



Joseph Lucchese, CFO

- Chief Financial Officer of Timber Pharmaceuticals
- Founding member and Managing Director of Oncology Partners; Managing Director at BlueStone Capital Partners, headed the Private Placement desk
- Portfolio Manager and Chief Financial Officer of the MicroCap Fund, a NASDAQ-listed private equity fund that invested in early-stage companies in the healthcare and information technology sectors
- Began career as a member of Chase Manhattan Bank's Merchant Banking Group, part of the team that financed highly leveraged transactions and managed the bank's private equity portfolio



Jessica Bruno-Raiz, MPH, VP Global Program Management and Clinical Operations

- Over 20 years experience working in R&D with a proven track record of influencing global strategy for optimal clinical development.
- Has held roles with increasing responsibilities within Clinical Development/ Clinical Operations where she spearheaded designing, developing and implementing innovative processes, best practice methodologies and strategic initiatives with the aim of identifying efficiencies and optimizing project outcomes
- While at Novartis and GSK, led cross functional teams focused on Phase II/III global clinical studies in Oncology and Rx to OTC switch. Also has held positions in Learning and Development, allowing her to develop a curriculum to educate peers within R&D as well as a Process Improvement Manager with training in Lean Six Sigma

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NYSE American: TMBR Independent Board of Directors 35 Lead Independent Board Member Respected expert in SEC reporting and internal controls with extensive financial leadership experience as CFO at several public life sciences companies. Independent Board Member Professor of Dermatology at New York University School of Medicine, where he also serves as Chief of Allergy and Contact Dermatitis, Vice Chairman of Clinical Affairs, and Director of Occupational and Environmental Dermatology. Independent Board Member Edward Sitar, CPA David Cohen, MD Lubor Gaal , PhD Gianluca Pirozzi , MD, PhD Independent Board Member 20 years’ experience in drug development, currently Senior Vice President, Head of Clinical Development and Translational Sciences at Alexion Pharmaceuticals. CFO at Targovax ASA, previously Managing Director at Locust Walk and prior Head of Business Development at Almirall, a global leader in Dermatology. Dr. Gaal brings extensive experience in pharmaceutical corporate and business development transactions across various therapeutic areas and geographies

NYSE American: TMBR Key Takeaways 36 Rare, High Need Medical Dermatology Large Market Potential Multiple Shots on Goal De - Risked Portfolio Management Expertise • High unmet needs with large market potential • All strategic programs have been granted Orphan Drug status • No approved treatments for indications • Portfolio of orphan indications • Market expansion potential in additional rare and/or broader dermatology indications for all programs • Breakthrough therapy status for Topical Isotretinoin for Congenital Ichthyosis • Topical sitaxsentan for sclerotic skin diseases • Clinical proof of concept established in two assets • Proven mechanisms of action with decades of clinical experience • Well - known CMC and safety profiles • Deep experience in dermatology and rare disease • Independent Board of Directors with life sciences expertise in drug development, dermatology, and finance

www.timberpharma.com For additional Investor Information please contact: John Koconis Stephanie Prince Chairman and CEO PCG Advisory jkoconis@timberpharma.com sprince@pcgadvisory.com (646) 863 - 6341 NYSE American: TMBR